EXHIBIT 10.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this registration statement.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin.
December 1, 1999.